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                                                                   EXHIBIT 10.31

                             ENDOSONICS CORPORATION
                       1999 NONSTATUTORY STOCK OPTION PLAN


                                   ARTICLE ONE
                               GENERAL PROVISIONS

I. GENERAL

        A. PURPOSES OF PLAN. This 1999 Nonstatutory Stock Option Plan (the "Plan") is intended to promote the interests of EndoSonics Corporation, a Delaware corporation (the "Company"), by providing a method whereby eligible individuals may be offered incentives and rewards which will encourage them to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company and continue to render services to the Company (or any Parent or Subsidiary corporation (as defined below)).

        B. DEFINITIONS. For purposes of the Plan, the following definitions shall apply:

                (i) "Administrator" shall mean the Board or any of its Committees appointed pursuant to Section I of Article Two of the Plan.

                (ii) "Affiliate" shall mean an entity other than a Subsidiary in which the Company owns an equity interest.

                (iii) "Applicable Laws" shall mean the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are granted under the Plan.

                (iv) "Board" shall mean the Company's board of directors.

                (v) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                (vi) "Common Stock" shall mean the Common Stock of the Company.

                (vii) "Consultant" shall mean any consultant or adviser if: (i) the consultant or adviser renders bona fide services to the Company; (ii) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and
(iii) the consultant or adviser is a natural person who has contracted directly with the Company to render such services.

                (viii) "Continuous Status as an Employee or Consultant" shall mean the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave,

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military leave, or any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute. For purposes of this Plan, a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute a termination of employment.

                (ix) "Director" shall mean a member of the Board.

                (x) "Employee" shall mean any person employed by the Company or any Parent, Subsidiary or Affiliate of the Company.

                (xi) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                (xii) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

                        (a) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sales price for such stock as quoted on such system on the date of determination (if for a given day no sales were reported, the closing bid on that day shall be used), as such price is reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                        (b) If the Common Stock is quoted on the Nasdaq System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the bid and asked prices for the Common Stock; or

                        (c) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

                (xiii) "Officer" shall mean a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                (xiv) "Option" shall mean a nonstatutory stock option, not intended to meet the requirements of Section 422 of the Code, granted pursuant to this Plan. All Options granted under this Plan shall be nonstatutory stock options.

                (xv) "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                (xvi) "Rule 16b-3" shall mean Rule 16b-3 promulgated under the Exchange Act as the same may be amended from time to time, or any successor provision.


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                        (xvii) "Subsidiary" shall mean a "subsidiary
corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

II. STRUCTURE OF THE PLAN

        A. OPTION PROGRAMS. Eligible individuals may, at the discretion of the Administrator, be granted options to purchase shares of Common Stock in accordance with the provisions of Article Two.

        B. GENERAL PROVISIONS. Unless the context clearly indicates otherwise, the provisions of Articles One and Two of the Plan shall apply to all Option grants under the Plan and shall accordingly govern the interests of all individuals under the Plan.

III. ELIGIBILITY FOR OPTION GRANTS

        A. The persons eligible to participate in the Plan shall be limited to the following:

                (i) Employees and Consultants of the Company (or its Parent or Subsidiary corporations) who render services which contribute to the management, growth and financial success of the Company (or its Parent or Subsidiary corporations) and who are not Officers or Directors of the Company;

                (ii) Employees and Consultants of the Company who, as of the date of grant of Options to them hereunder, were not previously employed by the Company; provided, that the grant of such Options is an inducement essential to each such individual's entering into an employment contract with the Company.

        B. The Administrator shall have full authority to make Option grants under the Plan to the eligible individuals within the scope of its administrative functions under the Plan and to determine the number of shares to be covered by each such grant, including the time or times at which each such option is to become exercisable, and the maximum term for which the Option is to remain outstanding.

IV. STOCK SUBJECT TO THE PLAN

        A. The stock issuable under the Plan shall be shares of the Company's authorized but unissued or reacquired Common Stock. The aggregate number of shares which may be issued under the Plan shall not exceed 200,000 shares. The total number of shares issuable under the Plan shall be subject to adjustment from time to time in accordance with the provisions of this Section IV of Article One.

        B. Should an outstanding Option expire or terminate for any reason prior to exercise in full, the shares subject to the portion of the Option not so exercised shall be available for subsequent Option grant. Notwithstanding any other provision of the Plan, shares issued under the Plan and later repurchased by the Company shall not become available for future grant under the Plan. Exercise of an Option in any manner shall result in a decrease in the number of shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by


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the number of shares as to which the Option is exercised. Should the exercise price of an Option be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Company in satisfaction of the withholding taxes incurred in connection with the exercise of an Option under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised and not by the net number of shares of Common Stock issued to the holder of such Option.

        C. If any change is made to the outstanding Common Stock by reason of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one individual may be granted stock options, and (iii) the number and/or class of securities and price per share in effect under each outstanding Option under the Plan; provided, however that the conversion of convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustments to the outstanding Options shall preclude the enlargement or dilution of rights and benefits under such Options. Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of stock subject to an Option. In the event of a dissolution or liquidation of the Company, each outstanding Option shall expire on a date specified in a written notice given by the Administrator to an Optionee specifying the terms and conditions of such termination (which date shall be at least fifteen (15) days after the date the Administrator gives the written notice).

                                   ARTICLE TWO
                                  OPTION GRANTS

I. ADMINISTRATION AND ELIGIBILITY

        A. ADMINISTRATION OF OPTIONS. With respect to Option grants, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board ("Committee"), which committee shall be constituted in such a manner as to satisfy the Applicable Laws. Options granted pursuant to this Article Two shall be authorized by action of the Administrator and shall be nonstatutory stock options which are not intended to meet the requirements of Section 422 of the Code. Each Option granted shall be evidenced by one or more instruments in the form approved by the Administrator. Each such instrument shall, however, comply with the terms and conditions specified below. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                (a) to determine the Fair Market Value of the Common Stock, in accordance with Section I.B.(xii) of Article One of the Plan;


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                (b) to select the Employees and Consultants to whom options may from time to time be granted hereunder;

                (c) to determine whether and to what extent Options are granted hereunder;

                (d) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

                (e) to approve forms of agreement for use under the Plan;

                (f) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any option and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion); and

                (g) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted.

        B. RECIPIENTS OF GRANTS. Options may be granted to Employees and Consultants. An Employee or Consultant who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options.

II. TERMS AND CONDITIONS OF OPTIONS

        A. OPTION EXERCISE PRICE AND CONSIDERATION.

                (i) EXERCISE PRICE. The per share exercise price for the shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, but shall be no less than 85% of the Fair Market Value on the date of the grant.

                (ii) PERMISSIBLE CONSIDERATION. The consideration to be paid for the shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator and may consist entirely of
(1) cash, (2) check, (3) other shares that (x) in the case of shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the shares as to which said Option shall be exercised, (4) authorization from the Company to retain from the total number of shares as to which the Option is exercised that number of shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of shares as to which the Option is exercised, (5) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price, (6) a combination of any of the foregoing methods of payment, (7) a combination of any of the foregoing methods of payment at least equal in value to the stated capital represented by the


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shares to be issued, plus a promissory note for the balance of the exercise price, or (8) such other consideration and method of payment for the issuance of shares to them to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

        B. TERM OF OPTIONS. The term of each Option shall be the term stated in the written Option agreement, provided, however that the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the written Option agreement.

        C. EXERCISE OF OPTIONS.

                (i) PROCEDURE FOR EXERCISE: RIGHTS AS A STOCKHOLDER. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan. An Option may not be exercised for a fraction of a share.

                An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section II.A.(ii) of this Article Two. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the optioned stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the date is prior to the date the stock certificate is issued, except as provided in Section IV.C. of Article One of the Plan.

                (ii) TERMINATION OF STATUS AS AN EMPLOYEE OR CONSULTANT. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant, such optionee may, but only within three (3) months (or such other period of time, not exceeding six (6) months, as is determined by the Administrator) after the date of such termination (but in no event later than the date of expiration of the term of such Option set forth in the written Option agreement), exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that the optionee was not entitled to exercise the Option at the date of such termination, or if the optionee does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

                (iii) DISABILITY OF OPTIONEE. Notwithstanding Section II.C.(ii) of this Article Two above, in the event of termination of an optionee's Continuous Status as an Employee or Consultant as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), he or she may, but only within six (6) months (or such other period of time not


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exceeding twelve (12) months as is determined by the Administrator) from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the written Option agreement), exercise his or her Option to the extent he or she was entitled to exercise it at the date of such termination. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

                (iv) DEATH OF OPTIONEE. In the event of the death of an
Optionee:

                        (a) during the term of the Option who is at the time of his death an Employee or Consultant of the Company and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within six (6) months (or such other period of time, not exceeding twelve (12) months, as is determined by the Administrator) following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the written Option agreement), by the optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance but only to the extent of the right to exercise that would have accrued had the optionee continued living and remained in Continuous Status as an Employee or Consultant three (3) months (or such other period of time as is determined by the Administrator as provided above) after the date of death, subject to the limitation set forth in Article Two; or

                        (b) within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Administrator after the termination of Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the written Option agreement), by the optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

                (v) EARLY EXERCISE. The Administrator shall have complete discretion, exercisable either at the time the Option is granted or at any time while the Option remains outstanding, to permit one or more Options held by the optionee under this Article Two to be exercised, during the limited period of exercisability provided under Sections II.C.(ii), II.C.(iii) and II.C.(iv) above, not only with respect to the number of shares for which each such Option is exercisable at the time of the optionee's termination of Continuous Status as an Employee or Consultant but also with respect to one or more subsequent installments of purchasable shares for which the Option would otherwise have become exercisable had such termination not occurred.

                (vi) EXTENSION OF EXERCISE PERIOD. The Administrator shall have full power and authority, within the scope of its administrative functions under the Plan, to extend the period of time for which any Option granted under this Plan is to remain exercisable following the optionee's termination of Continuous Status as an Employee or Consultant or death from the limited period in effect under Sections II.C.(ii) and II.C.(iv) of this Article Two to such greater period of time as the Administrator shall deem appropriate; provided, however, that in no event shall such Option be exercisable after the specified expiration date of the Option term.


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                (vii) RULE 16B-3. Options granted to persons subject to Section
16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

        D. REPURCHASE RIGHTS. The shares of Common Stock acquired upon the exercise of Options granted under the Plan may be subject to one or more repurchase rights of the Company in accordance with the following provisions:

                (i) The Administrator may in its discretion determine that it shall be a term and condition of one or more Options exercised under the Plan that the Company (or its assignees) shall have the right, exercisable upon the optionee's termination of Continuous Status as an Employee or Consultant, to repurchase, at the Option price any or all of the unvested shares of Common Stock at the time held by the optionee. Any such repurchase right shall be exercisable by the Company (or its, assignees) upon such terms and conditions (including the establishment of the appropriate vesting schedule and other provision for the expiration of such right in one or more installments over the optionee's period of Continuous Status as an Employee or Consultant) as the Administrator may specify in the instrument evidencing such right.

                (ii) The Administrator may assign the Company's repurchase rights under subparagraph D.(i) above to any person or entity selected by the Administrator, including one or more stockholders of the Company.

                (iii) All of the Company's outstanding repurchase rights shall automatically terminate, and all shares subject to such terminated rights shall immediately vest in full, upon the occurrence of any Corporate Transaction under
Section III of this Article Two, except to the extent (i) the Company's outstanding repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (ii) such termination of repurchase rights and acceleration of vesting are precluded by other limitations imposed by the Administrator at the time of the Option grant.

        E. LIMITED TRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution provided that the Administrator may in its discretion grant transferable Options pursuant to Option agreements specifying (i) the manner in which such Options are transferable and (ii) that any such transfer shall be subject to the Applicable Laws. The designation of a beneficiary by an optionee will not constitute a transfer. An Option may be exercised, during the lifetime of the optionee, only by the optionee or a transferee permitted by this subparagraph E.

        F. TIME OF GRANTING OPTIONS. The date of grant of an Option under this Article Two shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.


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III. CORPORATE TRANSACTIONS/CHANGES IN CONTROL

        A. In the event of any of the following stockholder-approved transactions (a "Corporate Transaction");

                (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company's incorporation,

                (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company, or

                (iii) any reverse merger in which the Company is the surviving entity but in which fifty percent (50%) or more of the Company's outstanding voting stock is transferred to holders different from those who held the stock immediately prior to such merger, the exercisability of each Option outstanding under this Article Two shall automatically accelerate so that each such Option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such Option and may be exercised for all or any portion of such shares. However, an outstanding Option under this Article Two shall not so accelerate if and to the extent: (i) such Option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, (ii) such Option is to be replaced with a cash incentive program of the successor corporation based on the option spread at the time of the Corporate Transaction, or (iii) the acceleration of such Option is subject to other limitations imposed by the Administrator at the time of grant. The determination of option comparability under clause (i) above shall be made by the Committee, and its determination shall be final, binding and conclusive.

                For purposes of this Section III of Article Two, an Option shall be considered "assumed," without limitation, if, at the time of issuance of the stock or other consideration upon such merger or sale of assets, each optionee would be entitled to receive upon exercise of an Option the same number and kind of shares of stock or the same amount of property, cash or securities as the optionee would have been entitled to receive upon the occurrence of such transaction if the optionee had been, immediately prior to such transaction, the holder of the number of shares of Common Stock covered by the Option at such time (after giving effect to any adjustments in the number of shares covered by the Option as provided for in Section IV.C. of Article One).

        B. Immediately following the consummation of the Corporate Transaction, all outstanding Options under this Article Two shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company.

        C. Each outstanding Option under this Article Two which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of


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securities which would have been issuable, in consummation of such Corporate
Transaction, to an actual holder of the same number of shares of Common Stock as are subject to such Option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the Option price payable per share, provided the aggregate Option price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan on both an aggregate and per participant basis following the consummation of the Corporate Transaction shall be appropriately adjusted.

        D. The Options outstanding under this Article Two shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

        E. The Administrator shall have the discretionary authority, exercisable either at the time the Option is granted or at any time while the Option remains outstanding, to provide for the automatic acceleration of one or more outstanding Options under this Article Two upon the occurrence of a Change in Control (as defined below). The Administrator shall also have full power and authority to condition any such Option acceleration upon the subsequent termination of the optionee's Continuous Status as an Employee or a Consultant within a specified period following the Change in Control.

        F. For purposes of this Section III of Article Two, a "Change in Control" shall be deemed to occur in the event:

                (i) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than twenty-five percent (25%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept; or

                (ii) there is a change in the composition of the Board over a period of twenty-four (24) consecutive months or less such that a majority of the Board members (rounded up to the next whole number) cease, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board Members during such period by at least two-thirds of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

        G. Any Options accelerated in connection with the Change in Control shall remain fully exercisable until the expiration or sooner termination of the Option term.


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IV. LOANS OR INSTALLMENT PAYMENT

        The Administrator may assist any optionee in the exercise of one or more outstanding Options under this Article Two by (a) authorizing the extension of a loan to such optionee from the Company or (b) permitting the optionee to pay the Option price for the purchased Common Stock in installments over a period of years. The terms of any loan or installment method of payment (including the interest rate and terms of repayment) will be established by the Administrator in its sole discretion. Loans and installment payments may be granted without security or collateral, but the maximum credit available to the optionee shall not exceed the sum of (i) the aggregate Option price of the purchased shares (less the par value) plus (ii) any federal and state income and employment tax liability incurred by the optionee in connection with the exercise of the Option.

                                  ARTICLE THREE
                                  MISCELLANEOUS

I. AMENDMENT OF THE PLAN

        A. AGREEMENT OF THE PLAN. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable.

                Notwithstanding the foregoing, the provisions set forth in
Section II.B. of Article Three (and any other Sections of the Plan that affect the formula award terms to be specified in this Plan by Rule 16b-3) shall not be amended more than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rule thereunder.

        B. EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan that would impair the rights of any optionee shall not affect Options already granted to such optionee and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the optionee and the Board, which agreement must be in writing and signed by the optionee and the Company.

II. WITHHOLDING TAXES AND TAX WITHHOLDING

        A. WITHHOLDING TAXES. As a condition to the exercise of Options granted hereunder, the optionee shall make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise, receipt or vesting of such Option. The Company shall not be required to issue any shares under the Plan until such obligations are satisfied.

        B. STOCK WITHHOLDING TO SATISFY WITHHOLDING TAX OBLIGATIONS. At the discretion of the Administrator, optionees may satisfy withholding obligations as provided in this paragraph. When an optionee incurs tax liability in connection with an Option which tax liability is subject to tax withholding under applicable tax laws, and the optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the optionee may satisfy the


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withholding tax obligation by one or some combination of the following methods:
(a) by cash payment, or (b) out of optionee's current compensation, or (c) if permitted by the Administrator, in its discretion, by surrendering to the Company shares that (i) in the case of shares previously acquired from the Company, have been owned by the optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to or less than the applicable taxes, or (d) by electing to have the Company withhold from the shares to be issued upon exercise of the Option that number of shares having a fair market value equal to the statutory minimum amount required to be withheld. For this purpose, the fair market value of the shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

        Any surrender of previously owned shares to satisfy tax withholding obligations arising upon exercise of this option must comply with the applicable provisions of Rule 16b-3.

        All elections by an optionee to have shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

                (a) the election must be made on or prior to the applicable Tax Date;

                (b) once made, the election shall be irrevocable as to the particular shares of the Option as to which the election is made; and

                (c) all elections shall be subject to the consent or disapproval of the Administrator.

        In the event the election to have shares withheld is made by an optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the optionee shall receive the full number of shares with respect to which the Option is exercised but such optionee shall be unconditionally obligated to tender back to the Company the proper number of shares on the Tax Date.

III. EFFECTIVE DATE AND TERM OF PLAN

        The Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section I of this Article Three.

IV. USE OF PROCEEDS

        Any cash proceeds received by the Company from the sale of shares pursuant to Options granted under the Plan shall be used for general corporate purposes.

V. REGULATORY APPROVALS

        Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended,


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the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

        As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

VI. NO EMPLOYMENT/SERVICE RIGHTS

        Neither the action of the Company in establishing the Plan, nor any action taken by the Administrator hereunder, nor any provision of the Plan shall be construed so as to grant any individual the right to remain in the employ or service of the Company (or any Parent or Subsidiary corporation) for any period of specific duration, and the Company (or any Parent or Subsidiary corporation retaining the services of such individual) may terminate such individual's employment or service at any time and for any reason, with or without cause.

VII. OPTION AGREEMENTS

        Options issued under the Plan shall be evidenced by written Option agreements in such form as the Board shall from time to time approve.

VIII. RESERVATION OF SHARES

        The Company, during the term of this Plan, will at all times reserve and keep available such number of shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.




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